Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
Acquisitions
3.      Acquisitions:

National Beef

In December 2011, the Company acquired a controlling interest in National Beef for aggregate net cash consideration of $867,869,000.  Pursuant to a membership interest purchase agreement among the Company, National Beef, USPB, NBPCo Holdings, TKK Investments, LLC ("TKK"), TMKCo, LLC ("TMKCo") and TMK Holdings ("TMK"), the following transactions occurred in sequence on the closing date.  TKK, TMKCo and TMK are entities controlled by the chief executive officer of National Beef.

(a)	The Company purchased 76.1% of National Beef from USPB and NBPCo Holdings for aggregate cash consideration of $875,369,000.
(b)
TKK and TMKCo exercised their put rights with respect to their aggregate 5.1% interest in National Beef and National Beef redeemed their interest for aggregate cash payments of $75,947,000.  National Beef borrowed funds under its revolving credit facility to finance the redemption.  Upon completion of this redemption the Company's interest in National Beef increased to 79.6%.

(c)	TMK purchased a .7% interest in National Beef from the Company for a cash payment of $7,500,000, reducing the Company's interest to 78.9%.

A portion of the purchase price payable to USPB and NBPCo was placed on deposit with an escrow agent to secure certain indemnification obligations.  Upon consummation of the transactions on the closing date, USPB owned 15.1% and NBPCo owned 5.3% of National Beef.  Since transactions (b) and (c) above occurred after the Company acquired a controlling interest in National Beef, those transactions are reflected in the Company's consolidated financial statements.

The following table reflects the preliminary allocation of the consideration paid to the assets acquired and liabilities assumed at the acquisition date, as well as the fair value of the redeemable noncontrolling interests in National Beef (in thousands):

As of December 30, 2011
Assets:
Current assets:
Cash and cash equivalents	$18,481
Trade, notes and other receivables	195,643
Inventory	280,499
Prepaids and other current assets	22,969
Total current assets	517,592
Intangible assets and goodwill	818,484
Other assets	4,613
Property and equipment	446,166
Total assets	1,786,855

Liabilities:
Current liabilities:
Trade payables and expense accruals	234,451
Other current liabilities	13,746
Debt due within one year	29,262
Total current liabilities	277,459
Other non-current liabilities	1,404
Long-term debt	328,267
Total liabilities	607,130

Redeemable noncontrolling interests
in subsidiary	304,356

Net assets acquired	$875,369

To assist the Company's management in its determination of the fair value of National Beef's property and equipment, identifiable intangible assets and equity value, the Company engaged an independent valuation and appraisal firm.  The methods used by the Company's management to determine the fair values included estimating National Beef's business enterprise value through the use of a discounted cash flow analysis.  Property and equipment asset valuations included an analysis of depreciated replacement cost and current market prices.  The Company considered several factors to determine the fair value of property and equipment, including local market conditions, recent market transactions, the size, age, condition, utility and character of the property, the estimated cost to acquire replacement property, an estimate of depreciation from use and functional obsolescence and the remaining expected useful life of the assets.

Amounts allocated to product inventories were principally based on quoted commodity prices on the acquisition date.  For other components of working capital, the historical carrying values approximated fair values.  National Beef's long-term debt principally consists of its senior credit facility payable to its bank group, which was renegotiated in June 2011.  In December 2011, the lenders consented to the acquisition as required by the credit facility, and to certain other amendments to the facility's covenants; the pricing of the credit facility remained the same.  In addition to these factors, the Company also analyzed changes in market interest rates from June 2011 and concluded that the principal amount due under the credit facility approximated its fair value on the acquisition date.

The fair value of TKK and TMKCo's redeemable noncontrolling interests was the amount paid to redeem those interests as described above.  The fair value of other redeemable noncontrolling interests was determined based upon the purchase price paid by the Company for its interest.

Amounts allocated to intangible assets, the amortization period and goodwill were as follows (dollars in thousands):

		Amortization
	Amount	Years

Customer relationships	$405,180	18
Tradenames	260,059	20
Cattle supply contracts	143,500	15
Other	830	10
Subtotal, intangible assets	809,569
Goodwill	8,915
Total	$818,484

All of the goodwill is deductible for income tax purposes.

For the year ended December 31, 2011, the Company expensed $14,834,000 of costs related to the acquisition of National Beef.

Unaudited pro forma operating results for the Company, assuming the acquisition had occurred as of January 1, 2010 are as follows (in thousands):

	2011	2010

Revenues and other income	$8,473,158	$7,249,343
Net income attributable to Leucadia National
Corporation common shareholders	$112,734	$2,050,684

Pro forma adjustments principally reflect an increase to depreciation and amortization expenses related to the fair value of property and equipment and amortizable intangible assets.  The unaudited pro forma data is not indicative of future results of operations or what would have resulted if the acquisition had actually occurred as of January 1, 2010.

Seghesio Family Vineyards

In June 2011, a subsidiary of the Company purchased the assets of Seghesio Family Vineyards, the owner and operator of premium estate vineyards and a winery located in Healdsburg, California.  The cash purchase price was $86,018,000, which was primarily allocated as follows: $48,503,000 to property, equipment and leasehold improvements, $22,250,000 to amortizable intangible assets (principally trademarks and tradename, which will be amortized over 17 years), $12,822,000 to inventory and $1,053,000 to goodwill.  Unaudited pro forma income statement data is not included as the amounts were not significant.